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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 1999

                          Chastain Capital Corporation
             (Exact name of registrant as specified in its charter)



           GEORGIA                                         0-23913                                    58-2354416
(State or other jurisdiction of incorporation)        (Commission File Number)           (IRS Employer Identification Number)
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                         3424 PEACHTREE ROAD, SUITE 800
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (404) 848-8850



         (Former Name or Former Address, if Changed Since Last Report)

                                      N/A


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Item 2.  Acquisition or Disposition of Assets

On October 25, 1999, the Registrant sold a portion of its portfolio of mezzanine loans and its entire remaining portfolio of commercial mortgage-backed securities to Insignia Opportunity Partners in accordance with the terms of an Asset Purchase Agreement dated as of August 2, 1999 (the "Insignia Agreement").
The proceeds of the sale of assets to Insignia Opportunity Partners were $24.4 million. The transaction had been approved by the shareholders of the Registrant at the Registrant's annual meeting of shareholders held on October 1, 1999. The manner of the disposition and a description of the assets involved, the principle followed in determining the amount of the consideration received therefor, and a description of the acquiror, Insignia Opportunity Partners, are described in pages 12 through 18 of the Registrant's Definitive Proxy Statement dated September 2, 1999 (the "Proxy Statement"), and a copy of the Insignia
Agreement is attached as Annex A of the Proxy Statement. The Proxy Statement and the Insignia Agreement are hereby incorporated herein by reference.

         On November 1, 1999, the Registrant sold its investment in a $21.0 million mezzanine loan to BankBoston, N.A. in accordance with the terms of a Loan Purchase Agreement dated as of August 17, 1999 (the "BankBoston
Agreement"). The loan had been held by GMAC Commercial Mortgage Corporation
("GMAC") pursuant to a repurchase agreement entered into by the Registrant and GMAC on April 5, 1999. The Registrant exercised its right to repurchase the loan from GMAC immediately prior to consummating the sale to BankBoston, N.A. The proceeds of the sale of the asset to BankBoston, N.A. were approximately $21.8 million. The transaction had been approved the shareholders of the Registrant at the Registrant's annual meeting of shareholders held on October 1, 1999. The manner of the disposition and a description of the assets involved, the principle followed in determining the amount of the consideration received therefor, and a description of the acquiror, BankBoston, N.A., are described in pages 18 through 21 of the Proxy Statement, and a copy of the BankBoston
Agreement is attached as Annex B of the Proxy Statement. The Proxy Statement and the BankBoston Agreement are hereby incorporated herein by reference.

         On November 8, 1999, the Registrant sold its investment in a (pound)11,980,000 mezzanine loan to Merrill Lynch Mortgage Capital Inc. in accordance with the terms of a Purchase Agreement dated as of November 8, 1999.
As part of the sale of the loan, the Registrant terminated its foreign currency swap arrangement with Merrill Lynch Capital Services, Inc., which had provided the Registrant with a fixed exchange rate of $1.64 per pound Sterling on the return of its principal investment and a fixed base rate on the loan of U.S.$
Libor minus 0.06%. The transaction resulted in total proceeds to the Registrant of approximately $17.9 million.

         The disposition of assets of the Registrant described in this report were effected in connection with a Plan of Liquidation and Dissolution (the
"Plan of Liquidation"), pursuant to which all of the Registrant's assets are to be liquidated and the Registrant dissolved in accordance with the Georgia
Business Corporation Code. The Plan of Liquidation was approved by the
Registrant's Board of Directors on May 14, 1999, and became effective upon the approval of the shareholders of the Registrant at the Registrant's annual meeting of shareholders on October 1, 1999.


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Item 5.  Other Events

         On November 8, 1999, pursuant to the Plan of Liquidation, the
Registrant's Board of Directors declared a liquidating distribution of $7.45 per share of Common Stock, to be paid on November 29, 1999, to holders of record of the Registrant's Common Stock at the close of business on November
19, 1999. The Registrant expects to make a final liquidating distribution after it completes the sale of its remaining asset, a retail shopping center.
Although the Registrant intends to make such distribution as promptly as practicable, the Registrant cannot predict with certainty the precise timing and amount of any additional distributions to shareholders pursuant to the Plan of Liquidation. The actual amount and timing of, and record dates for, such additional distributions will be determined by the Board of Directors in its sole discretion and will depend upon the proceeds of the sale of the Registrant's remaining asset and the amounts deemed necessary by the Board to pay or provide for all of the Registrant's liabilities and obligations. The existence of contingent or unknown liabilities means that the ultimate amount of liabilities cannot be determined with certainty, which makes it impracticable to predict the aggregate net amounts ultimately to be distributed to shareholders. Claims, liabilities and expenses will continue to accrue as the Registrant winds up its affairs, and the Registrant anticipates that expenses for professional fees and other expenses of liquidation will be significant. These expenses will reduce the amount of cash available for ultimate distribution to shareholders.

         Pursuant to the Plan of Liquidation, the Registrant has filed a Notice of Intent to Dissolve with the Secretary of State of Georgia. After all of the assets of the Registrant have been sold, all known debts, liabilities and obligations of the Registrant have been paid and discharged, or adequate provision has otherwise been made therefor, and all net proceeds have been distributed to or for the benefit of the Registrant's shareholders, the Registrant will file Articles of Dissolution with the Secretary of State of Georgia. Upon filing of the Articles of Dissolution, the Registrant will cease to exist as a legal entity and will be dissolved. Upon filing of the Articles of Dissolution, the Registrant's management agreement with Lend Lease Real
Estate Investments, Inc. will be terminated with no termination fee or other payments by the Registrant.

Item 7.  Exhibits.

2(a) Plan of Liquidation and Dissolution (incorporated by reference to Annex C of the Registrant's Definitive Proxy Statement dated September
         2, 1999)

2(b)     Asset Purchase Agreement, dated as of August 2, 1999, among the
         Registrant and Insignia Opportunity Partners (incorporated by reference to Annex A of the Registrant's Definitive Proxy Statement dated September 2, 1999)

2(c)     Loan Purchase Agreement, dated as of August 17, 1999, among the
         Registrant and BankBoston, N.A. (incorporated by reference to Annex B of the Registrant's Definitive Proxy Statement dated September 2,
         1999)

2(d)     Purchase Agreement, dated as of November 8, 1999, between the
         Registrant and Merrill Lynch Mortgage Capital Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    November 9, 1999


                                             CHASTAIN CAPITAL CORPORATION



                                             By: /s/Steven G. Grubenhoff
                                                 --------------------------
                                                    Steven G. Grubenhoff
                                                    Chief Financial Officer


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                                 EXHIBIT INDEX


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
Exhibit
Number                              Description
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
2(a)              Plan of Liquidation and Distribution (incorporated by
                  reference to Annex C of the Registrant's Definitive Proxy
                  Statement dated September 2, 1999)

2(b) Asset Purchase Agreement dated as of August 2, 1999, among the Registrant and Insignia Opportunity Partners
                  (incorporated by reference to Annex A of the Registrant's
                  Definitive Proxy Statement dated September 2, 1999)

2(c) Loan Purchase Agreement dated as of August 17, 1999, among the Registrant and BankBoston, N.A. (incorporated by reference to Annex B of the Registrant's Definitive Proxy
                  Statement dated September 2, 1999)

2(d)              Purchase Agreement dated as of November 8, 1999, between the
                  Registrant and Merrill Lynch Mortgage Capital Inc.


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